SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 15, 1998



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                        1-9026                76-0011617
(State or other Jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                     Identification No.)



                 20555 SH 249                         77070
                HOUSTON, TEXAS
            (Address of Principal                   (Zip Code)
              Executive Offices)




                                (281) 370-0670
             (Registrant's telephone number, including area code)




         (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5.     OTHER EVENTS.

1.     In a release dated April 15, 1998, Compaq Computer Corporation (NYSE:
CPQ) announced its financial results for the period ended March 31, 1998, including an unaudited consolidated balance sheet as of March 31, 1998 and an unaudited consolidated statement of income for the period ended March 31, 1998. The news release is attached as Exhibit 99.


ITEM 7.  EXHIBITS.

Exhibit 99               News Release dated April 15, 1998.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  COMPAQ COMPUTER CORPORATION




Dated: April 15, 1998                             By: /s/ Linda S. Auwers
                                                     -------------------------
                                                     Linda S. Auwers
                                                     Vice President and
                                                     Associate General Counsel